UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT 1934

Date of Report (Date of earliest event reported): September 27, 2013

HEALTHCARE CORPORATION OF AMERICA

(Exact name of registrant as specified in charter)

Delaware	000-54527	27-4563770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Ford Road Suite 230 Denville, NJ		07834
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(973) 983-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 3, 2013, the Board of Directors of Selway Capital Acquisition Corporation (the “Company”) approved the change of the Company’s name to “Healthcare Corporation of America” by means of an amendment to the Company’s Certificate of Incorporation (the “Name Change”), and on August 2, 2013, the Company’s shareholders approved the Name Change. On August 20, 2013 the Company filed and mailed a notice of corporate action to shareholders relating to the Name Change.

On September 27, 2013, the Company filed an amendment to its Certificate of Incorporation, with the Secretary of State of Delaware changing the Company’s name to “Healthcare Corporation of America.” A copy of the amendment to the Certificate of Incorporation of the Company is filed as Exhibit 3.1 hereto. On September 30, 2013, the Company issued a press release relating to the Name Change. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation

99.1	Press Release, dated September 30, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE CORPORATION OF AMERICA

Dated: October 2, 2013

	By:	/s/ Yoram Bibring
Name: Yoram Bibring Title: Chief Financial Officer

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